Taxes	6 Months Ended
Jun. 30, 2026
Taxes [Abstract]
TAXES

NOTE 8 — TAXES

Corporate Income Taxes (“CIT”)

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Huachen HK is subject to Hong Kong profits tax at a rate of 16.5%. However, it did not generate any assessable profits arising in or derived from Hong Kong for the six months ended June 30, 2026 and fiscal years ended December 31, 2025 and accordingly no provision for Hong Kong profits tax has been made in these periods.

The Company’s other operating subsidiaries are incorporated in the PRC and are subject to the PRC Enterprise Income Tax (“EIT”). Under the EIT Law of the PRC, domestic enterprises and Foreign Investment Enterprises (“FIE”) are generally subject to a unified statutory enterprise income tax rate of 25% on net income reported in their statutory financial statements after appropriate tax adjustments.

For the six months ended June 30, 2026, the Company recorded an income tax expense of $2,888 for its operations in the PRC. The effective tax rate for the Company’s taxable operations deviated from the standard 25% statutory rate primarily due to permanent and temporary tax adjustments, as well as the utilization of prior years’ tax losses carry-forward as permitted under the EIT Law. Certain operating entities within the Company that did not generate taxable income recorded no income tax expense for the period.

The Company’s PRC subsidiaries are subject to VAT on taxable goods and services. Under China’s current tax regulations, operating entities registered as general VAT taxpayers are subject to a statutory VAT rate of 13% for sales of products, and 6% for providing services. Input VAT can be used to offset output VAT in accordance with applicable tax laws. Furthermore, the Company’s PRC subsidiaries are subject to various local tax surcharges based on the actual amount of VAT paid, which include the Urban Maintenance and Construction Tax (subject to differential rates of 7%, 5%, or 1% depending on the specific location of the entities), National Education Surcharge (3%), and Local Education Surcharge (2%).

Taxes payable consist of the following:

	As of
	June 30,	December 31,
	2026	2025
Income tax payable	$5,843	$2,924
Other taxes payable	190,580	56,607
Total taxes payable	$196,423	$59,531

As of June 30, 2026, other taxes payable primarily consisted of value-added tax (“VAT”) payable of $185,512, representing approximately 97.3% of the total other taxes payable balance. The remaining balance of $5,068 was composed of local tax surcharges (including urban maintenance and construction tax of $2,401, education surcharge of $1,441, and local education surcharge of $961) and stamp duty of $265.

Income tax expenses consist of the following:

	For the Six Months Ended
	June 30,	June 30,
	2026	2025
Income tax expense	$2,888	$-